Exhibit 10.36

FIRST AMENDMENT TO THE AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of June 12, 2014, and is entered into by and among ARCTIC CAT INC., a Minnesota corporation (“Arctic Cat”), and the Subsidiaries of Arctic Cat identified on the signature pages hereto, as borrowers (collectively, the “Borrowers”), the financial institutions party to this Amendment from time to time as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

WHEREAS, the Borrowers, the Agent, and the Lenders have entered into that certain Amended and Restated Loan and Security Agreement (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), dated as of November 8, 2013; and

WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to enter into certain amendments to the Loan Agreement,

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Initially capitalized terms used but not otherwise defined in this Amendment have the respective meanings set forth in the Loan Agreement, as amended hereby.

ARTICLE II

AMENDMENTS TO LOAN AGREEMENT

2.01. Amended Definitions. The following definitions from Section 1.1 of the Loan Agreement are hereby amended in their entirety to read as follows:

Applicable Margin:

(a)	On or before June 30, 2014, the margin set forth below, as determined by the Fixed Charge Coverage Ratio as of the last day of the immediately preceding Fiscal Quarter measured on a trailing twelve-month basis:

Level	Fixed Charge Coverage Ratio	Base Rate Loans	LIBOR Loans
I	> 2.50:1.00	0.25%	1.25%
II	> 1.50:1.00 and < 2.50:1.00	0.50%	1.50%
III	< 1.50 to 1.00	0.75%	1.75%

Margins shall be subject to increase or decrease by Agent on the first day of the calendar month following each Fiscal Quarter end. If, by the first day of a month, any financial statement or Compliance Certificate due in the preceding month has not been received, then, at the option of Agent or Required Lenders, margins shall be determined as if Level III were applicable until the first day of the calendar month following actual receipt.

(b)	On or after July 1, 2014, the margin set forth below, as determined by the average daily Availability for the last Fiscal Quarter:

Level	Average Daily Availability	Base Rate Loans	LIBOR Loans
I	> 60% of the aggregate amount of the Revolver Commitments then in effect	0.25%	1.25%
II	> 30% and < 60% of the aggregate amount of the Revolver Commitments then in effect	0.50%	1.50%
III	< 30% of the aggregate amount of the Revolver Commitments then in effect	0.75%	1.75%

Margins shall be subject to increase or decrease by Agent on the first day of the calendar month following each Fiscal Quarter end. If, by the first day of a month, any financial statement or Borrowing Base Certificate due in the preceding month has not been received, then, at the option of Agent or Required Lenders, margins shall be determined as if Level III were applicable until the first day of the calendar month following actual receipt.

Fixed Charge Coverage Ratio: the ratio, determined on a consolidated basis for Borrowers and Subsidiaries for any period, of (a) EBITDA minus Capital Expenditures (except those financed with Borrowed Money other than Revolver Loans), cash taxes paid, and stock repurchases (except, beginning on May 1, 2014, and only for purposes of calculating the Applicable Margin, stock repurchases will not be subtracted from EBITDA) and Distributions made in cash to (b) Fixed Charges.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Obligor hereby represents and warrants to each Lender and the Agent, as of the First Amendment Effective Date (as such term is defined in Section 4.01 below), as follows:

3.01. Representations and Warranties. After giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Loan Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the First Amendment Effective Date with the same effect as if made on and as of the date hereof or the First Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

3.02. No Defaults. Each of the Obligors is in compliance with all terms and conditions of the Loan Agreement and the other Loan Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.

3.03. Authority and Pending Actions. The execution, delivery, and performance by each Obligor of this Amendment has been duly authorized by each such Obligor (as applicable) and there is no action pending or any judgment, order, or decree in effect which is likely to restrain, prevent, or impose materially adverse conditions upon the performance by any Obligor of its obligations under the Loan Agreement or the other Loan Documents.

3.04. Enforceability. This Amendment constitutes the legal, valid, and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

3.05. Breach; Conflicts. The execution, delivery, and performance by each Obligor of this Amendment do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of such Obligor, by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which such Obligor is a party or which is binding upon it, (ii) any Applicable Law with respect to such Obligor, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of such Obligor.

ARTICLE IV

CONDITIONS PRECEDENT AND FURTHER ACTIONS

4.01. Conditions Precedent. The amendments contained in Article II shall not be binding upon the Agent or the Lenders until each of the following conditions precedent have been satisfied in form and substance satisfactory to the Agent (the first date upon which each such condition has been satisfied being herein called the “First Amendment Effective Date”):

(a) The representations and warranties contained herein and in the Loan Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on such date, except for such representations and warranties limited by their terms to a specific date;

(b) Each Obligor shall have delivered to the Agent duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrowers, the Agent, and the Lenders;

(c) The Obligors shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent and the Lenders in connection with this Amendment;

(d) The Agent shall have received such other documents, legal opinions, instruments, and certificates relating to this Amendment as it shall reasonably request and such other documents, legal opinions, instruments, and certificates that shall be satisfactory in form and substance to the Agent and the Lenders. All corporate proceedings taken or to be taken in connection with this Amendment and documents incidental thereto whether or not referred to herein shall be reasonably satisfactory in form and substance to the Agent and the Lenders; and

(e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent in its sole and absolute discretion.

4.02. Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

ARTICLE V

COSTS AND EXPENSES

Without limiting the terms and conditions of the Loan Documents, the Obligors jointly and severally agree to pay on demand: (i) all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant to this Amendment and any and all subsequent amendments, modifications, and supplements to this Amendment, including without limitation, the reasonable costs and fees of the Agent’s legal counsel; and (ii) all reasonable costs and expenses reasonably incurred by the Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the reasonable costs and fees of the Agent’s legal counsel.

ARTICLE VI

MISCELLANEOUS

6.01. Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

6.02. Instrument Pursuant to Loan Agreement. This Amendment is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions of the Loan Agreement.

6.03. Acknowledgment of the Obligors. Each Obligor hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Obligor with all of the provisions of this Amendment: (i) are within the powers and purposes of such Obligor; (ii) have been duly authorized or approved by the board of directors (or other appropriate governing body) of such Obligor; and (iii) when executed and delivered by or on behalf of such Obligor will constitute valid and binding obligations of such Obligor, enforceable in accordance with its terms. Each Obligor reaffirms its obligations to perform and pay all amounts due to the Agent or the Lenders under the Loan Documents (including, without limitation, its obligations under any promissory note evidencing any of the Loans) in accordance with the terms thereof, as amended and modified hereby.

6.04. Loan Documents Unmodified. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Loan Document specifically referred to by such amendments. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any lien and/or security interest granted to the Agent, for the benefit of the Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.

6.05. Parties, Successors and Assigns. This Amendment represents the agreement of the Borrowers, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations, or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. This Amendment shall be binding upon and inure to the benefit of Borrowers, Agent, Lenders, and their respective successors and assigns, except that (i) no Borrower shall have the right to assign its rights or delegate its obligations under any Loan Documents; and (ii) any assignment by a Lender must be made in compliance with Section 13.3 of the Loan Agreement.

6.06. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when all conditions precedent have been met and when the Agent has executed it and received counterparts bearing the signatures of all other parties hereto. Delivery of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of such agreement. This Amendment may be executed and delivered by facsimile or electronic mail, and will have the same force and effect as manually signed originals. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

6.07. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

6.08. Waivers. To the fullest extent permitted by Applicable Law, each Borrower waives (a) the right to trial by jury (which the Agent and each Lender hereby also waives) in any proceeding or dispute of any kind relating in any way to any Loan Documents (including this Amendment), Obligations, or Collateral; (b) presentment, demand, protest, notice of presentment, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any commercial paper, accounts, documents, instruments, chattel paper, and guaranties at any time held by the Agent on which a Borrower may in any way be liable, and hereby ratifies anything the Agent may do in this regard; (c) notice prior to taking possession or control of any Collateral; (d) any bond or security that might be required by a court prior to allowing the Agent to exercise any rights or remedies; (e) the benefit of all valuation, appraisement and exemption laws; (f) any claim against the Agent, Issuing Bank or any Lender, on any theory of liability, for special, indirect, consequential, exemplary, or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, Loan Documents or transactions relating thereto; and (g) notice of acceptance hereof. Each Borrower acknowledges that the foregoing waivers are a material inducement to the Agent, Issuing Bank and Lenders entering into this Amendment and that the Agent, Issuing Bank and Lenders are relying upon the foregoing in their dealings with the Borrowers. Each Borrower has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Amendment may be filed as a written consent to a trial by the court.

6.09. Choice of Law; Jury Trial Waiver; Submission to Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). EACH BORROWER HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF ILLINOIS, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by Applicable Law. Nothing herein shall limit the right of the Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by the Agent of any judgment or order obtained in any forum or jurisdiction.

6.10. Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of the Loan Documents shall remain in full force and effect.

6.11. Total Agreement. This Amendment, the Loan Agreement, and all other Loan Documents constitute the entire agreement, and supersede all prior understandings and agreements, among the parties relating to the subject matter hereof.

6.12. Release. IN CONSIDERATION OF THIS AMENDMENT, EACH OBLIGOR REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO KNOWN CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND HEREBY WAIVES ANY AND ALL CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND RELEASES AND DISCHARGES AGENT, EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH SUCH OBLIGOR HAS OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

BORROWERS:

ARCTIC CAT INC., a Minnesota corporation

By:	/s/ Timothy C. Delmore
Name: Timothy C. Delmore
Title: Chief Financial Officer

ARCTIC CAT SALES INC., a Minnesota corporation

By:	/s/ Timothy C. Delmore
Name: Timothy C. Delmore
Title: Chief Financial Officer

ARCTIC CAT PRODUCTION LLC, a Minnesota limited liability company

By:	/s/ Timothy C. Delmore
Name: Timothy C. Delmore
Title: Chief Financial Officer

ARCTIC CAT PRODUCTION SUPPORT LLC, a Minnesota limited liability company

By:	/s/ Timothy C. Delmore
Name: Timothy C. Delmore
Title: Chief Financial Officer

ARCTIC CAT SHARED SERVICES LLC, a Minnesota limited liability company

By:	/s/ Timothy C. Delmore
Name: Timothy C. Delmore
Title: Chief Financial Officer

Notice Address:

505 Waterford Park, Suite 1000
505 N. Highway 169
Plymouth, MN 55441
Attn:	Timothy C. Delmore, CFO
Telecopy:	763.354.1803

BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/ Brian Conole

Name:	Brian Conole
Title:	Senior Vice President
Address:	Bank of America Business Capital
20975 Swenson Drive, Suite 200
Waukesha, WI 53186
Telecopy:	262.207.3347

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Pamela Esker

Name:	Pamela Esker
Title:	Authorized Officer